UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802

Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall

125 High Street, Room 1802

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST
INVESTORS
TRUST

A NO LOAD FUND

Annual Report
For the Year Ending
September 30, 2021

Table of Contents

Letter to Shareholders	1
Historical Information	2
Summary of Net Assets	6
Schedule of Investments	7
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Trustees & Officers	23

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Dear Fellow Shareholders:

During Fiscal Year 2021, Northeast Investors Trust reported a total return of 6.85%, which compares against a total return of 11.46% for the ICE BAML US High Yield Index.

The year started off slowly for the Trust, with out-of-index securities restraining performance during the first fiscal quarter, which ended in December 2020. Since that point, performance has largely mirrored that of the high yield market, notwithstanding what we believe is a lower risk profile of our bond holdings.

Nearly all our fixed income securities have benefitted from tightening yield spreads, but the impact of that phenomenon is greater as a given instrument’s effective maturity increases. One security that performed particularly well during the fiscal year was our longest-duration instrument, the Crestwood 9.25% perpetual, which rose from 64% of face value to over 100% during the fiscal year.

Having said that, we remain vigilant to the risks of higher interest rates and have largely kept the durations of our fixed income securities short. We note that inflation readings have risen dramatically in the last year and have been far more persistent than anticipated by the markets and policy makers alike. Moreover, while nominal interest rates have been a headwind by rising somewhat in concert with inflation, real interest rates – that is to say, interest rates adjusted for inflation – remain at historical low levels and therefore may be vulnerable to a material repricing higher.

Shorter-term bonds in one sense also provide a higher level of credit safety – because it is easier to predict near-term credit events than those further out into the future – and we think that is also a prudent posture given the tight level of high yield spreads over Treasury bonds.

As always, we have the flexibility to be nimble should market conditions change, and we were particularly pleased with our pivot from a similar defensive positioning into higher yielding securities at the apex of the Covid pandemic’s disruption in the financial markets in 2020.

In the face of current bond yields and valuations, it is no doubt more complicated to execute on our mission of providing a high level of income, but we seek to do so in a prudent manner. We remain significant holders of the Trust in our own right, so there is the continued mutuality of interest. As always, please feel free to contact us with any questions about the Trust.

Sincerely,

Bruce H. Monrad

Historical Information (unaudited)

	At End of Fiscal Year			Distribution Per Share During Fiscal Year
Fiscal Year Ended Sept. 30	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain	Average Monthly Net Asset Value Per Share
2012	99,735,587	$6.03	$601,338,130	$0.41	$0.0000	$5.86
2013	135,886,143	6.44	875,171,812	0.37	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70
2018	56,897,420	4.53	257,206,545	0.26	0.0000	4.64
2019	48,736,225	4.14	201,345,500	0.20	0.0000	4.32
2020	44,482,113	3.72	165,376,082	0.23	0.0000	3.85
2021	41,954,648	3.75	156,933,091	0.22	0.0000	3.78

Average Annual Total Return (unaudited)

One year ended September 30, 2021	6.85%
Five years ended September 30, 2021	1.65%
Ten years ended September 30, 2021	2.45%

SEC Yield (unaudited)*

Yield calculated as of September 30, 2021:    2.81%

*

The 30-Day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. The Statement of Additional Information contains additional information regarding the computation of the SEC yield.

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period 3/31/2021 - 9/30/2021*
Actual Return 0.27%	1.80%	$1,000.00	$1,002.70	$9.02
Hypothetical (5% return before expenses)	1.80%	$1,000.00	$1,016.04	$9.10

*

Expenses are equal to the Trust’s prior six month expense ratio annualized, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance on 9/30/21, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Fixed Income Portfolio Composition (unaudited)

Maturity Schedule
(% of portfolio)

Under 1 Year	19%
1-5 Years	50%
6-10 Years	31%
11-15 Years	0%
Over 15 Years	0%
Total	100%

Quarterly Portfolio Holdings

The Trust files its complete Schedule of Investments with the SEC on Form N-CSR (as of the end of its second and fourth quarters) and on Form N-PORT Part F (as of the end of its first and third quarters). Form N-PORT is primarily designed for use by the SEC. Form N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling the Trust at 800-225-6704, on it’s website at www.northeastinvestors.com and on the SEC’s website at www.sec.gov.

Shareholders may also access and review information and reports of the Trust at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-00576.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the ICE Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2011 and the reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market value-weighted index comprised of all domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Bonds included in the index have maturities of one year or more and have a below investment grade rating, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
NEIT	$10,000	$11,717	$13,260	$14,329	$11,589	$11,740	$13,123	$13,072	$12,513	$11,927	$12,744
US High Yield Index	$10,000	$11,894	$12,737	$13,658	$13,171	$14,860	$16,206	$16,679	$17,730	$18,138	$20,217

Summary of Net Assets September 30, 2021

	Value	% of Net Assets
Corporate Bonds, Loans & Notes
Auto Manufacturers	$10,282,605	6.55%
Building Products	426,120	0.27%
Chemicals	3,478,819	2.22%
Coal	277,091	0.18%
Communications	5,537,500	3.53%
Consumer Discretionary	10,645,095	6.78%
Drug Stores	1,753,472	1.12%
Energy / Natural Resources	21,315,505	13.58%
Food Processing	10,403,750	6.63%
Homebuilders	2,665,600	1.70%
Industrial Servicing / Manufacturing	1,840,044	1.17%
Metals & Mining	4,927,500	3.14%
Oil & Gas Drilling	7,083,948	4.52%
Real Estate	4,592,775	2.93%
Retail	5,884,762	3.75%
Technology	1,014,300	0.65%
Tobacco	14,644,009	9.33%
Wireless Telecom	10,442,715	6.65%
Total Corporate Bonds, Loans & Notes	$117,215,610	74.70%
Common Stock
Coal	$226	0.00%
Diversified Chemicals	2,981,717	1.90%
Electrical Utility	0	0.00%
Energy / Natural Resources	615,758	0.39%
Food Processing	4,334,742	2.76%
Metals & Mining	10,352,243	6.60%
Oil & Gas Drilling	520,001	0.33%
Packaging & Container	180,683	0.12%
Paper / Forest Products	124,998	0.08%
Transportation	115,085	0.07%
Total Common Stock	$19,225,453	12.25%
Total Preferred Stock	10,989,000	7.00%
Total GDP-Linked Bonds	171,933	0.11%
Repurchase Agreement	7,205,391	4.59%
Total Investments	$154,807,387	98.65%
Receivables	2,767,556	1.76%
Total Assets	$157,574,943	100.41%
Liabilities	(641,852)	-0.41%
Total Net Assets	$156,933,091	100.00%

Schedule of Investments (a) September 30, 2021

Corporate Bonds, Loans & Notes — 74.70%
Name of Issuer	Principal	Value
Auto Manufacturers — 6.55%
Cooper-Standard Automotive, Inc., 13%, 6/01/24 (c)	$5,000,000	$5,500,000
Ford Motor Credit Co LLC, 3.219%, 1/09/22	1,425,000	1,428,562
Ford Motor Credit Co LLC, 3.35%, 11/01/22	3,296,000	3,354,043
		10,282,605
Building Products — 0.27%
Builders Firstsource, 6.75%, 6/01/27 (c)	402,000	426,120

Chemicals — 2.22%
CF Industries, Inc., 3.45%, 6/01/23	3,333,000	3,478,819

Coal — 0.18%
Westmoreland Mining Holdings LLC TL, PIK 15%, 3/15/29 (d)	1,917,589	277,091

Communications — 3.53%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	5,537,500

Consumer Discretionary — 6.78%
Foot Locker, Inc., 8.5%, 01/15/22	7,500,000	7,640,625
Wyndham Destinations, Inc., 4.25%, 3/01/22	3,000,000	3,004,470
		10,645,095
Drug Stores — 1.12%
Rite Aid Corp., 7.5%, 7/01/25 (c)	734,000	733,831
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	1,019,641
		1,753,472
Energy/Natural Resources — 13.58%
American Eagle Energy Corp., 11%, 9/01/19 (b) (c) (e) (f)	15,500,000	249,705
Cheniere Energy Partners LP, 5.625%, 10/01/26	5,000,000	5,137,500
CNX Resources, Inc., 7.25%, 3/14/27 (c)	10,000,000	10,647,000
RAAM Global Energy Co., 12.5%, 10/01/15 (e) (f)	23,000,000	2,300
Range Resources Corp., 4.875%, 5/15/25	5,000,000	5,279,000
		21,315,505
Food Processing — 6.63%
Cooke-Omega Investments, Inc., 8.5%, 12/15/22 (c)	5,000,000	5,087,500
Pilgrims Pride Corp., 5.875%, 9/30/27 (c)	5,000,000	5,316,250
		10,403,750
Homebuilders — 1.70%
Ashton Woods USA LLC, 9.875%, 4/01/27 (c)	2,380,000	2,665,600

Corporate Bonds, Loans & Notes — (continued)
Name of Issuer	Principal	Value
Industrial Servicing / Manufacturing — 1.17%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	$500,000	$518,750
Fortress Transportation and Infrastucture Investors LLC, 5.5%, 5/01/28 (c)	750,000	755,044
Fortress Transportation and Infrastucture Investors LLC, 9.75%, 8/01/27 (c)	500,000	566,250
		1,840,044
Metals & Mining — 3.14%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,927,500

Oil & Gas Drilling — 4.52%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (d)	2,605,213	2,409,532
Tidewater, Inc., 8%, 8/01/22	4,605,336	4,674,416
		7,083,948
Real Estate — 2.93%
Five Point Operatng Co. LP, 7.875%, 11/15/25 (c)	4,395,000	4,592,775

Retail — 3.75%
G-III Apparel Group LTD, 7.875%, 8/15/25 (c)	5,430,000	5,884,762

Technology — 0.65%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	1,014,300

Tobacco — 9.33%
Pyxus Holdings Inc., 10%, 8/24/24	10,845,675	9,381,509
Vector Group LTD, 10.5%, 11/01/26 (c)	5,000,000	5,262,500
		14,644,009
Wireless Telecom — 6.65%
Altice France SA, 8.125%, 2/01/27 (c)	5,000,000	5,380,000
Sprint Nextel Corp., 11.5%, 11/15/21	5,000,000	5,062,715
		10,442,715
Total Corporate Bonds, Loans & Notes — (cost -$139,128,225)		$117,215,610

GDP-Linked Bonds — 0.11%
Name of Issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (e)	$34,386,574	$171,933
Total GDP-Linked Bonds — (cost—$1,423,421)		$171,933

Common Stock — 12.25%	Number of Shares
Name of Issuer		Value
Coal — 0.00%
Westmoreland Mining Holding LLC, Class A Units (d) (e)	22,606	$226

Diversified Chemicals — 1.90%
Ingevity Corp. (e)	602	42,965
NL Industries, Inc.	510,200	2,938,752
		2,981,717
Electrical Utility — 0.00%
Homer City Holdings, LLC (d) (e)	221,338	0

Energy / Natural Resources — 0.39%
SilverBow Resources, Inc. (e)	5,058	123,921
Talos Energy, Inc. (e)	35,718	491,837
		615,758
Food Processing — 2.76%
Viskase Cos., Inc. (e)	3,052,635	4,334,742

Metals & Mining — 6.60%
American Gilsonite (b) (d) (e)	1,597,765	4,411,077
Metal Recovery Holdings, LLC (b) (d) (e)	21,539	5,941,162
Ormet Corp. (e)	372,638	4
		10,352,243
Oil & Gas Drilling — 0.33%
Key Energy Services, Inc. (e)	129	258
Parker Drilling Co. (e)	140,471	519,743
		520,001
Packaging & Container — 0.12%
Westrock Co.	3,626	180,683

Paper/Forest Products — 0.08%
Cenveo Enterprises, Inc. (d) (e)	20,833	124,998

Transportation — 0.07%
Getlink SA (France)	7,349	115,085
Total Common Stock — (cost—$52,516,184)		$19,225,453

Preferred Stock — 7.00%	Number of Shares
Name of Issuer		Value
Pipeline — 7.00%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$10,989,000
Total Preferred Stock — (cost—$10,441,640)		$10,989,000

Repurchase Agreement — 4.59%
Name of Issuer	Principal	Value
State Street Bank & Trust Co. 0.00% dated 9/30/2021, to be repurchased at $7,205,391 on 10/01/2021 (e) (g)
Total Repurchase Agreement — (cost—$7,205,391)	$7,205,391	$7,205,391

Total Investments — 98.65% (cost—$210,714,861)		$154,807,387
Net Other Assets and Liabilities — 1.35%		2,125,704
Net Assets — 100%		$156,933,091

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)

Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2021 was $10,601,944 which represents 6.76% of total net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $55,620,028 which represents 35.44% of total net assets. These securities are generally deemed liquid.

(d)

All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2021 was $13,164,086 which represents 8.39% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/2/17 - 8/26/21	$9,640,360
Metal Recovery Holdings, LLC	9/30/2016 - 12/10/2019	$9,824,245
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. Term Loan	3/27/2019	$2,485,714
Westmoreland Mining Holdings Co. Term Loan	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(e)	Non-income producing security.
(f)	Security is in principal default.
(g)	Acquired on September 30, 2021. Collateralized by $7,349,540 of US Treasury Notes due 11/15/2041. The maturity value is $7,205,391.

PIK	Payment in Kind
FRN	Floating Rate Note - rates reflected are as of September 30, 2021
PFD	Preferred Security
TL	Term Loan

Statement of Assets and Liabilities

September 30, 2021

Assets
Investments—at market value (cost $203,509,470)		$147,601,996
Repurchase Agreement—at market value (cost $7,205,391)		7,205,391
Receivable for interest		2,298,962
Receivable for shares sold		257
Receivable for investments sold		468,337
Total Assets		157,574,943

Liabilities
Accrued expenses		207,580
Payable for trustee fees		196,709
Payable for shares repurchased		237,563
Total Liabilities		641,852
Net Assets		$156,933,091
Net Assets Consist of:
Capital, at a $1.00 par value		$41,954,648
Paid in surplus		427,360,628
Accumulated Net Investment Income	1,798,635
Accumulated Net Realized Gain / (Loss)	(258,273,346)
Net Unrealized Gain / (Loss)	(55,907,474)
Total distributable earnings / (loss)		(312,382,185)
Net Assets		$156,933,091
Net Asset Value, offering price and redemption price per share ($156,933,091/41,954,648 shares)		$3.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2021

Investment Income
Interest	$7,288,118
PIK Interest	1,730,597
Dividends	1,044,602
Other Income	41,819
Total Income	10,105,136

Expenses
Administrative expenses and salaries	$1,352,335
Trustee fees	808,218
Computer and related expenses	208,075
Audit and non-audit fees	127,750
Commitment fees	93,749
Legal fees	91,250
Custodian fees	59,875
Printing, postage and stationery fees	55,675
Registration and filing fees	44,725
Insurance	38,325
Transfer agent fees	18,702
Telephone	12,140
Interest expense	1,501
Other expenses	73,430
Total Expenses	2,985,750
Net Investment Income	7,119,386
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(59,484,555)
Change in unrealized appreciation (depreciation) of investments	62,969,815
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,604,646

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$7,119,386	$9,137,263
Net realized gain (loss) from investment transactions	(59,484,555)	246,881
Change in unrealized appreciation (depreciation) of investments	62,969,815	(18,097,571)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,604,646	(8,713,427)
Distributions to Shareholders from Operations	(9,486,120)	(10,630,057)
From Net Trust Share Transactions — (See Note D)	(9,561,517)	(16,625,934)
Total Increase (Decrease) in Net Assets	(8,442,991)	(35,969,418)
Net Assets:
Beginning of Period	165,376,082	201,345,500
End of Period	$156,933,091	$165,376,082

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data	2021	2020	2019	2018	2017
Net Asset Value:
Beginning of Period	$3.72	$4.14	$4.53	$4.82	$4.58
Income From Investment Operations:
Net investment income^	0.17	0.20	0.21	0.20	0.28
Net realized and unrealized gain (loss) on investment	0.08	-0.39	-0.40	-0.23	0.26
Total from investment operations	0.25	-0.19	-0.19	-0.03	0.54
Less Distributions:
Net investment income	-0.22	-0.23	-0.20	-0.26	-0.30
Net Asset Value:
End of Period	$3.75	$3.72	$4.14	$4.53	$4.82
Total Return#	6.85%	-4.69%	-4.27%	-0.39%	11.78%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$156,933	$165,376	$201,346	$257,207	$303,915
Ratio of operating expenses to average net assets*	1.83%	1.71%	1.56%	1.48%	1.52%
Ratio of interest expense and commitment fee to average net assets	0.06%	0.08%	0.09%	0.15%	0.13%
Ratio of net investment income to average net assets	4.37%	5.14%	4.91%	4.35%	5.98%
Portfolio turnover rate	75.20%	43.75%	45.13%	42.69%	61.33%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the SEC under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies including FASB Accounting Standard update (“ASU”) 2013-08.

Note B–Significant Accounting Policies

Valuation of Investments: The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 P.M. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities valued in good faith on September 30, 2021 was $10,601,944, which represents 6.76% of net assets.

Notes to Financial Statements (continued)

Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2021 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions.

State Income Taxes: Because the Trust is organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management, where applicable, to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Notes to Financial Statements (continued)

Payment-In-Kind (PIK) Risk: Investments in PIK bonds may offer a higher interest rate than other securities however, these bonds also carry additional risk of default as they are generally issued by companies that do not have the cash flow available to make routine cash interest payments to the lenders.

Note C–Trustees’ Compensation

Trustees’ compensation was computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2021 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2021 was 3,916,294 shares (9.33%).

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses which include such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions.

Note D—Shares of Beneficial Interest

At September 30, 2021, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
Shares Sold	1,615,550	$6,129,571	605,066	$2,290,926
Shares issued to shareholders in reinvestment of distributions from net investment income	1,653,461	6,200,614	1,807,430	7,006,984
	3,269,011	$12,330,185	2,412,496	$9,297,910
Shares redeemed	(5,796,476)	(21,891,702)	(6,666,608)	(25,923,844)
Net Increase (Decrease)	(2,527,465)	$(9,561,517)	(4,254,112)	$(16,625,934)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $109,789,663 and $123,635,442 respectively, for the year ended September 30, 2021.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At September 30, 2021 the Trust had an unused line of credit amounting to $30,000,000. The Trust pays a commitment fee of 0.30% on the unused portion

Notes to Financial Statements (continued)

of the line of credit. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 7, 2022. Portions of the Trust’s portfolio are pledged to collateralize these short-term borrowings.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2021:

Average amount outstanding	$109,286
Weighted average interest rate	1.35%

Note G–Repurchase Agreement

The Trust invests its cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2021 and 2020 were $9,486,120 and $10,630,057, respectively, and were classified as ordinary income. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2021 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$1,798,635
Total Capital Loss Carryfoward	(257,134,439)
Net Unrealized gains (losses) - net	(57,046,381)
Total distributable earnings (losses) - net	$(312,382,185)

At September 30, 2021 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$211,853,768
Gross unrealized gain	7,961,193
Gross unrealized loss	(65,007,574)
Net unrealized security gain (loss)	$(57,046,381)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Notes to Financial Statements (continued)

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2021 based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total as of 9/30/2021
Corporate Bonds, Loans & Notes	$—	$116,965,905	$249,705	$117,215,610
Common Stock	8,632,905	115,085	10,477,463	19,225,453
Preferred Stock	10,989,000	—	—	10,989,000
GDP Linked Bond	—	171,933	—	171,933
Repurchase Agreement	—	7,205,391	—	7,205,391
	$19,621,905	$124,458,314	$10,727,168	$154,807,387

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. For the year ended September 30, 2021, there were no transfers between Levels 1, 2 and 3.

Notes to Financial Statements (continued)

At September 30, 2021, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Asset Back Security	Corporate Bonds, Loans & Notes	Common and PFD Stock	Totals as of 9/30/2021
Beginning Balance @ 9/30/20	$112,779	$6,776,167	$9,344,518	$16,233,464
Purchases/ PIK Payments	—	1,614,849	4,366,960	5,981,809
Sales	(248,472)	(4,521,344)	(633,916)	(5,403,732)
Realized Gain(Loss)	(6,292,733)	(50,773,240)	(3,484,840)	(60,550,813)
Net Change in Unrealized Appreciation/(Depreciation)	6,428,426	47,153,273	884,741	54,466,440
Transfers into Level 3 from Level 2	—	—	—	—
Transfers out of Level 3 to Level 2	—	—	—	—
Ending Balance @ 09/30/2021	$—	$249,705	$10,477,463	$10,727,168

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2021
Corporate Bonds, Loans & Notes	$175,755
Common Stock	(2,145,833)
Totals	$(1,970,078)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

Notes to Financial Statements (continued)

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2021:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Common Stock
Metals and Mining	$ 4,411,077	Market Comparable (2)	Forward EBITDA Multiple	5.7x - 14.3x	Increase
Metals and Mining	5,941,162	Market Transaction	Discount Rate	1.54%	Decrease
			Term	1-1.5 yrs	N/A
			Probability	100%	N/A
	$ 10,352,239

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

The above table does not include 4 securities valued at $374,929 which were valued by inputs not derived by management such as third party vendor pricing services, broker quotes, acquisition analysis, and recovery analysis.

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2021 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Note K–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

In addition, a lawsuit filed in the U.S. District Court, District of Massachusetts, by a former trustee and clerk of the Trust, against the Trustees of the Trust, seeks retirement compensation he alleges he is owed. The Trust is not a defendant to the action but might be responsible for indemnifying the Trustees in the event of a settlement or adverse judgement. While the Trustees acted in the best interest of the Trust and in accordance with their fiduciary duties in taking the steps that are the subject of the lawsuit, and the Trustees believe the claim is meritless, an adverse outcome could result in some loss to the Trust. At this time, the Trust is not able to predict the ultimate outcome of this potential claim, or the significance, if any, to the Trust.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Northeast Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust (the Trust), including the schedule of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, agent banks and directly with the portfolio companies or by other appropriate audit procedures, where replies from custodian, agent banks and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of Northeast Investors Trust since 2016.

Boston, Massachusetts
November 23, 2021

Trustees & Officers

The Trustees of Northeast Investors Trust are Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
Affiliated Trustees and Fund Officers
Bruce H. Monrad Age: 59 Years of Service: 28	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 64 Years of Service: 33	Executive Vice President, Chief Financial Officer, and Clerk	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 54 Years of Service: 21	Chief Compliance Officer and Vice President of Operations	Officer of Northeast Investors Trust
Independent Trustees
Peter J. Blampied Age: 79 Years of Service: 21	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 68 Years of Service: 17	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 68 Years of Service: 17	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

Trustees

Peter J. Blampied Charles R. Daugherty	Bruce H. Monrad George P. Beal

Officers

Bruce H. Monrad, Chairman
Gordon C. Barrett, Executive Vice President, Chief Financial Officer & Clerk
David A. Randall, Vice President of Operations & Chief Compliance Officer
Chapin P. Mechem, Vice President
Matthew D. Fratolillo, Vice President
Joseph R. Morrison, Vice President
Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.
1 Iron Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Transfer Agent

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

RSM US LLP
80 City Square
Boston, MA 02129

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/downloads/, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110
(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to October 13, 2021 is filed as Exhibit 13(a)(1) to this report. The registrant did not make any material amendments to the code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 800-225-6704.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2021 and September 30, 2020 for professional services rendered by the registrant’s principal accountants for the audit of its annual financial statements or services that are normally provided by such accountants in connection with statutory and regulatory filings were $79,535 and $77,219 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2021 and September 30, 2020 for assurance and related services by the registrant’s principal accountants reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $46,788 and $45,425 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2021 and September 30, 2020 for professional services rendered by the registrant’s principal accountants for tax matters were $10,235 and $9,936 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2021 and September 30, 2020 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2021 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(2)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to registrant.

(4)	Change in the registrant’s independent public accounting firm. There was no change in the registrant’s independent public accounting firm for the period covered by this report.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 6, 2021

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 6, 2021

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 6, 2021